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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               SEPTEMBER 30, 2004
                Date of Report (Date of Earliest Event Reported)


                           SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)




                                   NEW JERSEY
                 (State or other jurisdiction of incorporation)

                                     1-6571
                            (Commission File Number)

                                   22-1918501
                                  (IRS Employer
                             Identification Number)

                  2000 GALLOPING HILL ROAD KENILWORTH, NJ 07033
          (Address of principal executive offices, including Zip Code)

                                 (908) 298-4000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
PROVISION OF THE CODE OF ETHICS.

On September 30, 2004, Schering-Plough finalized new Standards of Global Business Practices.

All employees, including senior financial executives, are subject to the Standards. The Standards replace the prior Business Conduct Policy applicable to all employees and the Code of Ethics for Senior Financial Executives.

The Standards are attached as Exhibit 14 to this 8-K and are available in the Corporate Governance Section of Schering-Plough's website at www.schering-plough.com.

The Board of Directors Code of Business Conduct and Ethics remains unchanged and continues to be available in the Corporate Governance Section of Schering-Plough's website at www.schering-plough.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this 8-K:

14. Standards of Global Business Practices, a code of conduct applicable to all employees including senior financial executives.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation




By: /s/ Douglas J. Gingerella
-----------------------------
Douglas J. Gingerella
Vice President and Controller

Date:  September 30, 2004
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Exhibit Index

The following exhibit is filed with this 8-K:

14. Standards of Global Business Practices, a code of conduct applicable to all employees including senior financial executives.